Exhibit 10.1

Payment Accommodation Agreement

December 29th, 2023

Centurion Financial Trust (the “Lender”) has agreed to provide a payment accommodation to Assure Holdings Corporation (the “Borrower”) pursuant to that certain commitment letter issued by the Lender in favour of the Borrower on March 8, 2021, and accepted by the Borrower on the same date (the “Original Commitment Letter” and, as amended by the Amending Agreement, November 23, 2021 (the “Commitment Letter”). As at the date hereof, the Original Commitment Letter is in full force and effect, as amended by the Amending Agreement.

In connection with, and furtherance of, the forgoing, the parties hereto agree and confirm that each of the other Loan Documents (including, without limitation, that certain Debenture dated as of June 9, 2021, among, inter alios, the Lender, as secured party, and the Borrower, as debtor (the "Debenture")) are confirmed to remain in full force and effect, unamended except to the extent, if any, amended by the Amending Agreement.

The Lender, in consideration of the payment of an accommodation fee of $100,000USD to be paid by capitalization to the principal amount owing pursuant to the Commitment Letter, has agreed to capitalize the interest payment otherwise to be paid December 1, 2023 ($130,625 USD) and January 1, 2024 ($132,176.17 USD) to the principal amount of the loan to be repaid on the repayment currently expect by January 31, 2024. This accommodation is as to these two referenced payments only.

This agreement shall be construed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and each of the parties hereto irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this fourth agreement, to produce or account for more than one such counterpart. This agreement may be executed and delivered by electronic transmission and each of the parties hereto may rely on such electronic or digital signature as though such signature were an original signature.

[Signature page follows]

IN WITNESS WHEREOF this payment accommodation agreement is dated as of the date first written above.

Lender:

Centurion Financial Trust

PER:
Authorized Signing Officer

Borrower:

Assure Holdings Corporation.

PER:
Authorized Signing Officer

Guarantors:

Assure Holdings Inc.		Assure Neuromonitoring, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Assure Networks, LLC		Assure Neuromonitoring Colorado, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Assure Neuromonitoring Louisiana, LLC		Assure Neuromonitoring Michigan, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Assure Neuromonitoring Pennsylvania, LLC		Assure Neuromonitoring Texas, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Assure Neuromonitoring Texas Holdings, LLC		DNS Louisiana, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Assure Neuromonitoring Arizona, LLC		Assure Neuromonitoring Minnesota, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Assure Neuromonitoring Nevada, LLC		Assure Neuromonitoring South Carolina, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

DNS Professional Reading, LLC		Assure Telehealth Providers, LLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Colorado Neurological, PLLC		Texas Neurological, PLLC

PER:		PER:
	Authorized Signing Officer		Authorized Signing Officer

Assure Networks Texas Holdings II, LLC

PER:
Authorized Signing Officer